INVESTOR PRESENTATION z Data as of June 30, 2019 - Unless otherwise noted

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s 2019 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and other periodic reports, which the Corporation files with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

Why Fulton? . Deep Executive Bench with Continuity . Valuable Franchise in Attractive Markets . Investing in People to Drive Growth . Relationship Banking Strategy Focused on the Customer Experience . Granular, Well-Diversified Loan Portfolio . Attractive, Low-Cost Core Deposit Profile . Solid Asset Quality and Reserves . Prudent Expense Management with Opportunities to Improve . Excess Capital to Deploy 3

Deep Executive Bench With Continuity Years in Financial Prior Name Position Years at Fulton Services Experience Phil Wenger Chairman/CEO 40 40 Various roles since joining in 1979 Curt Myers President/COO 29 29 Various roles since joining in 1990 PwC, Banking and Investment Banking; Joined Mark McCollom (1) Chief Financial Officer 1 31 Fulton in November 2017 Meg Mueller Head of Commercial Banking 23 33 Various roles since joining in 1996 Angela Snyder Head of Consumer Banking 18 34 Various roles since joining in 2002 Angie Sargent Chief Information Officer 27 27 Various roles since joining in 1992 Betsy Chivinski (2) Chief Risk Officer 25 37 Various roles since joining in 1994 (1) Includes years of service in public accounting and investment banking as a financial services industry specialist 4 (2) Includes years of service in public accounting as a financial services industry specialist

A Valuable Franchise

- ~230 financial centers throughout the Mid-Atlantic
- Asset size of $21.3 billion
- 3,600+ team members (3,500 FTEs [1])
- Market capitalization of $2.7 billion [2]
- Opportunity to meaningfully grow our market share[3]
  - *~16% deposit market share across the 15 counties where we have a Top 5 deposit market share; Represents 58% of our total deposits*
  - *~1% deposit market share across the 37 counties where we <u>do not</u> have a Top 5 deposit market share; Represents 42% of our total deposits*



Fulton Bank, N. A.
Lafayette Ambassador Bank
The Columbia Bank

(1) Average full-time equivalent employees. (2) Shares outstanding and closing price as of June 30, 2019 (3) Data as of June 30, 2018 per S&P Global Market Intelligence ; Map includes Fulton Financial counties with a financial center and/or a loan production office ("LPO"), and incorporated cities in MD and VA with a financial center and/or LPO

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FULTON FINANCIAL CORPORATION

Strong Position In Attractive & Stable Markets

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation Market Rank	Fulton Financial Corporation Total Active Branches 2018	Fulton Financial Corporation Total Deposits 2018 ($000)	Fulton Financial Corporation Total Deposit Market Share 2018	Market Total Active Branches 2018	Market Total Deposits 2018 ($000)	Market Median Household Income Current ($)	Projected Household Income Growth	Projected Market Population Growth
Lancaster, PA	1	25	3,093,340	27.78%	182	11,136,553	66,927	9.73%	2.43%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	15	56	3,076,620	0.70%	1,615	441,745,125	71,482	8.90%	1.52%
Allentown-Bethlehem-Easton, PA-NJ	4	21	1,474,357	8.71%	243	16,922,129	69,294	10.15%	1.7%
New York-Newark-Jersey City, NY-NJ-PA	60	24	1,346,753	0.08%	5,104	1,611,746,530	77,981	10.17%	2.13%
Baltimore-Columbia-Towson, MD	10	16	1,019,166	1.41%	660	72,493,644	83,825	11.24%	2.48%
York-Hanover, PA	3	12	927,438	12.63%	128	7,344,763	67,969	9.22%	1.71%
Harrisburg-Carlisle, PA	6	10	815,216	6.1%	183	13,355,416	66,855	9.05%	2.32%
Lebanon, PA	1	8	761,186	34.01%	41	2,238,103	61,771	6.82%	2.68%
Reading, PA	6	9	656,528	4.02%	113	16,340,408	64,996	10.13%	1.22%
Hagerstown-Martinsburg, MD-WV	2	9	484,875	12.52%	80	3,871,309	61,665	5.93%	3.32%
Top 10 Fulton Financial Corporation MSAs (1)		***190***	***13,655,479***	***0.62%***	***8,349***	***2,197,193,980***	***70,060***	***9.39%***	***2.05%***
Total Franchise		***237***	***15,759,398***	***0.63%***	***11,130***	***2,517,185,337***	***69,777***	***9.30%***	***2.07%***
Nationwide							***63,174***	***8.82%***	***3.56%***

__Note:__ Data as of June 30, 2018 per S&P Global Market Intelligence; Fulton number of branches as of 12/31/2018

(1) Median HH Income, 2019 – 2024 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA

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FULTON FINANCIAL CORPORATION

Investing In People To Drive Growth Commentary Revenue Producers . Renewed focus on front line hiring after years of building out the compliance and risk management areas 300 . Market disruption creates hiring opportunities 250 97 100 o Replace lower performing commercial relationship 97 managers with higher performing talent 200 83 . Key additions to our SBA, commercial leasing and agriculture 75 69 areas as well as mortgage banking and wealth 150 o Also, created dedicated Healthcare and CRE lending groups 101 110 113 94 97 . Hired a regional president and commercial relationship 100 84 managers for our Philadelphia market, which is a focus area for growth 50 85 84 79 56 59 68 . Mortgage originations of ~$1.3bn1 - . Wealth AUA/AUM ~$10.6bn2 4Q14 4Q15 4Q16 4Q17 4Q18 2Q19 Commercial Specialized Services Wealth Mortgage (1) For the year ended December 31, 2018 7 (2) As of June 30th, 2019; Assets Under Administration (“AUA”) and Assets Under Management (“AUM”)

Extending Footprint Into Fast Growing Urban Markets

Philadelphia, PA County Deposit Market Share – Top 20

Total Deposit Rank 2018	Regulatory Industry	Parent Company Name	Total Active Branches 2018	Total Deposits 2018 ($000)	Total Deposit Market Share 2018 (%)
1	Bank	Wells Fargo & Co.	38	10,850,580	23.72%
2	Bank	Bank of America Corp.	18	8,854,753	19.36%
3	Bank	PNC Financial Services Group	38	8,590,379	18.78%
4	Bank	Toronto-Dominion Bank	21	4,164,382	9.11%
5	Bank	Citizens Financial Group	46	4,125,702	9.02%
6	Bank	Banco Santander	20	1,880,432	4.11%
7	Thrift	WSFS Financial Corp.	15	1,582,884	3.46%
8	Bank	M&T Bank Corp.	8	907,724	1.98%
9	Savings Bank	Firstrust SB	5	787,798	1.72%
10	Bank	Republic First Bancorp Inc.	7	715,531	1.56%
11	Thrift	Prudential Bancorp Inc.	9	653,443	1.43%
12	Bank	HSBC Holdings	2	556,724	1.22%
13	Bank	Univest Corp. of Pennsylvania	7	426,870	0.93%
14	Bank	BB&T Corp.	11	367,049	0.80%
15	Bank	Bryn Mawr Bank Corp.	5	196,515	0.43%
16	Bank	S&T Bancorp Inc.	2	168,924	0.37%
17	Savings Bank	United SB	3	156,232	0.34%
18	Bank HC	Asian Financial Corp.	2	153,271	0.34%
19	Savings Bank	Washington SB	4	133,217	0.29%
20	Bank	Parke Bancorp Inc.	2	85,058	0.19%
		All Others	23	377,333	0.83%
		Total	*286*	*45,734,801*	*100.00%*

Commentary

- Philadelphia is a natural extension of our current footprint
  - Opened 3 financial centers in the 1Q19
  - Opened an LPO in King of Prussia 3Q19
- No bank of Fulton's size in Philadelphia
  - The top 5 banks have ~80% of the deposit market share
  - Presents a tremendous growth opportunity for Fulton
- Health Care, Technology and Professional Services are major economic forces, which are target business segments for Fulton
- The Philadelphia-Camden-Wilmington MSA is a large economic region with GDP of over $430bn, and is the 8th largest metropolitan area in the U.S[1]
- Baltimore is a targeted area for 2019
  - Opened an LPO in 1Q19
  - Opened a branch in 3Q19

Note: Deposit data as of June 30, 2018 per S&P Global Market Intelligence

(1) 2016 advance statistics; source: U.S. Bureau of Economic Analysis

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FULTON FINANCIAL CORPORATION

Strategic Initiatives Support Our Relationship Banking Strategy

Purpose — We Change Lives for the Better

Strategic Filter

- Simplify on the Inside
- Differentiate on the Outside
- Execute with Excellence

GROWTH STRATEGIES

- Investing in talent for growth in targeted markets and businesses.
- Investing in digital capabilities to enable Fulton to incrementally acquire new relationships and cross-sell existing clients and leverage customer intelligence capabilities.
- Differentiating Fulton in serving all segments of communities through execution and expansion of Fulton Forward®.
- Implementing new branch formats/designs.


Our Culture - Fulton Experience
Consumer
Customer & Community
Commercial
Fulton Forward®

OPERATIONAL EXCELLENCE

- Advancing business line structure and charter consolidation.
- Focus on consistency and effectiveness across all operations areas through enterprise process design, improvement and automation (workflow, RPA, AI).
- Developing an enterprise technology strategy including defining the future state platform and execution roadmap.

EFFECTIVE RISK MANAGEMENT AND COMPLIANCE

- Sustaining risk management, compliance and systems to ensure stakeholder expectations are met.
- Implementing technology enhancements to limit manual controls and enable on-going monitoring.

Outcomes

- Growth
- Operational Excellence
- Risk & Compliance

Talent Strategy & Technology Strategy

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FULTON FINANCIAL CORPORATION

Fulton Has Made Significant Investments To Enhance Its Digital Capabilities

New Website
2017

sitecore
Own the experience

fultonbank.com

- Personalizes experience
- Provides intuitive navigation
- Offers a consolidated, customer-centric view and organization of content

Commercial Online Banking Platform
2017

Bottomline Technologies

BOSS

- Best-in-class online platform for customers to track, manage, and grow their business
- Integrates easily with other platforms such as QuickBooks®

Commercial Loan Origination System
2019

ncino

NAVIGATOR

- Streamlines commercial underwriting process to condense timeline from application to close
- Integrates with CRM platform to streamline processes and keep customers more informed

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FULTON FINANCIAL CORPORATION

Website Recently Recognized As An Innovation Leader Our redesigned customer website allows users to have a cohesive and personalized experience as they explore all of our products, services and capabilities in one place . Leverages data and customer insights to deliver personalized content to customers and prospects while capturing valuable information that can be translated into sales and marketing opportunities Fulton Bank won Sitecore’s 2018 annual award for Best Use of Personalization in North America. 11

Optimizing Our Branch Network Optimizing our financial center network will: . Move us towards multiple financial center types vs. a one-size-fits-all model . Give us greater ability to re-invest in people & digital transactions . Orient the financial center as a primary touchpoint enabling higher- value activities geared towards advice and sales . Create greater focus on customer experience in the financial centers . Closed 37 financial centers and upgraded 56 financial centers to the new format since 2014 Note: Closed financial center information is net of new openings 12

Granular, Well-Diversified Loan Portfolio . Average Loans for the six months ended June 30, 2019 are up 3.8% compared to 2018 . Yields continue to move higher after several years of declines $16.3 $16.0 $15.8 4.70% $15.2 $0.8 4.67% $0.6 $0.5 $0.9 $14.1 $1.0 $14.0 $0.9 4.50% $13.3 $0.4 $0.8 $2.0 $2.3 $0.4 $1.8 $0.7 4.38% Portfolio Loan Total (1) Yield $12.0 $1.5 4.30% $1.4 $1.5 $1.4 Balances $1.6 $1.7 $10.0 $1.7 4.10% 4.04% 3.95% 4.07% $4.2 $4.3 $4.5 $8.0 $4.1 3.90% $3.9 Average Average LoanPortfolio $6.0 3.70% $6.2 $6.3 $6.4 $5.2 $5.6 $4.0 3.50% 2015 2016 2017 2018 YTD 6/2019 ($ IN BILLIONS) Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) Note: Loan portfolio composition is based on average balances for the years ended December 31, 2015 to 2018, and for the six months ended June 30, 2019 13 (1) Presented on a fully-taxable equivalent (“FTE”) basis using a 21% and 35% federal tax rate and statutory interest expense disallowances in 2018 through 2019 periods and the 2015 through 2017 periods, respectively

Attractive, Low-Cost Core Deposit Profile . Steady growth in core deposits . Average Deposits for the six months ended June 30, 2019 are up 3.8% compared to 2018 $18.0 0.80% 0.77% $15.8 $16.3 $16.0 $15.5 $1.5 0.70% $14.6 $- $ $13.7 $1.4 $1.5 $14.0 $- $1.4 $- 0.60% $1.3 $3.0 $3.4 $3.0 $12.0 $2.7 0.55% $2.4 0.50% DepositCosts $10.0 $3.8 $4.0 $4.2 0.40% $3.3 $3.6 $8.0 (1) 0.31% 0.37% 0.29% 0.30% Average Average BalancesDeposit $6.0 $3.8 $4.2 $4.4 $4.3 $4.2 0.20% $4.0 $2.0 0.10% $3.0 $2.8 $2.7 $2.7 $2.8 $- 0.00% 2015 2016 2017 2018 YTD 6/2019 ($ IN BILLIONS) Time Non-Int DDA Int DDA Money Mkt Savings Brokered Deposits Costs (1) Note: Deposit composition is based on average balances for the years ended December 31, 2015 to 2018 and year to date June 30, 2019. Average brokered deposits were $49 million for 2017, $122 14 million for 2018 and $233 million for the six months ended June 30, 2019. Core Deposits equal total deposits less brokered and time deposits (1) Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits.

Solid Asset Quality And Reserves Commentary Non-Performing Loans (NPLs) & Allowance/Loans . Overall asset quality continues to be stable, despite a loss from a single, large commercial lending relationship due $144.8 $147.7 1.75% to internal fraud at the borrower in 2Q18 and a single, $150.0 $139.7 large commercial lending relationship moving to non- $131.6 $134.8 performing in 4Q18 $125.0 1.50% o Both relationships were unrelated and in different industries $100.0 o Completed a detailed commercial review giving us 1.25% confidence the loss due to fraud was an isolated event $75.0 1.24% Performing Loans Performing . We are mindful of where we are in the economic cycle - 1.17% 1.00% and are continuing to assess and analyze the loan 1.12% Non 1.08% portfolio for signs of weakness or stress $50.0 1.05% . Agriculture portfolio is an area we have been monitoring 0.75% carefully over the last couple of years due to compressed $25.0 commodity prices $0.0 0.50% o ~$1.0bn in balances, with dairy having the largest concentration (~28%) 2015 2016 2017 2018 6/2019 o ~70% family farms/~30% Agribusiness NPL Allowance/Loans ($ IN MILLIONS) 15

Prudent Expense Management With Opportunities To Improve Commentary Efficiency Ratio (FTE) 71.00% . Low rate environment and continued buildout of our 69.00% compliance, risk and technology infrastructures were the 67.00% 65.00% primary drivers of the increase in the efficiency ratio in 63.00% 2015 61.00% ~ $730 59.00% million . Meaningful positive operating leverage from 2016 through 57.00% ~ $610 2018 reduced the efficiency ratio 2014Y 2015Y 2016Y 2017Y million2018Y YTD o Closed 37 financial centers, net of new openings, since Fulton Peer Median 2014 Non-Interest Expenses / Average Assets . Our efficiency ratio (FTE) was 64.2%(1) for 2Q19 within our goal of 60.0% - 65.0% 3.00% 2.90% . Opportunities exist to gain efficiencies as we continue to: 2.80% o Optimize our delivery channels 2.70% o Upgrade our origination and servicing platforms 2.60% o Consolidate our bank charters 2.50% 2.40% 2014Y 2015Y 2016Y 2017Y 2018Y YTD Fulton Peer Median Note: Chart Data from S&P Global Market Intelligence regulatory data; YTD data as of the most recent reporting date 16 See “Appendix” for listing of Peer Group banks (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

Excess Capital To Deploy Commentary Fulton 2Q19 Capital Ratios . Capital ratios exceed our internal minimums and regulatory 14.00% 12.4% 12.00% requirements 10.0% 10.0% 10.00% 8.7% o Opportunity exists to optimize the capital stack 8.5% 8.00% . Quarterly cash dividend increased to $0.13 per share in 6.00% March of 2019 4.00% ~ $730 o Paid a $0.04 special dividend in the 4th quarter of 2018 2.00% million 0.00% 1 . Repurchased ~3.8mn shares or ~63.3mn through 2Q19 Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total~ $610 Risk-Based TCE million o Repurchased ~6.0mn shares or ~95.2mn in 2018 Internal Minimum Excess . Excess capital needs to earn a return above of our cost of Capital Ratios Vs. Peers 14.0% capital or that excess should be distributed to shareholders 13.1% 12.0% 12.4% o Targeted dividend payout ratio of 40%-50% 12.0% 11.6% o Opportunistic share repurchases 10.0% 10.0% 10.0% 9.5% 9.3% o Strategic M&A 8.7% 8.5% . Disciplined approach to M&A – Target Metrics 8.0% o Accretive to EPS in year 1 6.0% o IRR greater than target’s cost of capital 4.0% 1 o TBV earn back between 3-5 years Tier 1 Leverage Tier 1 Risk Based CE Tier 1 Total Risk-Based TCE Fulton Peer Median Note: Chart Data from S&P Global Market Intelligence ; See “Appendix” for listing of Peer Group banks; Data as of the most recent reporting date 17 1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

RECENT FINANCIAL PERFORMANCE

Second Quarter Results Net Income per diluted share: $0.35 in 2Q19, 6.1% increase from 1Q19 and 75.0% increase from 2Q18 Pre-Provision Net Revenue(1): $76.1 million, 3.2% increase from 1Q19 and 3.6% increase from 2Q18 Linked Quarter Loan and Core Deposit Growth: 0.8% increase in average loans, while average demand and savings deposits increased 0.2% Net Interest Income & Margin: Net interest income slightly higher than 1Q19, as the positive impacts of interest-earning asset growth and one additional day of interest were partially offset by a 5 basis point decrease in the net interest margin Non-Interest Income(2) & Non-Interest Expense: 16.0% increase in non-interest income and 4.6% increase in non-interest expense Asset Quality: 1.5% decrease in provision for credit losses Q2 Year-over-Year Loan and Core Deposit Growth: 3.5% increase in average loans and 4.2% increase in average demand and savings deposits Net Interest Income & Margin: 5.4% increase in net interest income, reflecting the impact of a 5 basis point increase in net interest margin and interest-earning asset growth Non-Interest Income(2) & Non-Interest Expense: 10.3% increase in non-interest income and 8.1% increase in non-interest expense Asset Quality: $28.1 million decrease in provision for credit losses, as 2Q18 included $36.8 million related to fraudulent activity committed by one commercial relationship 19 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation (2) Excluding investment securities gains

Income Statement Summary

	2Q19	Change from 1Q19	Change from 2Q18
	(dollars in thousands, except per-share data)		
Net Interest Income	$ 164,544	$ 1,229	$ 8,477
Provision for Credit Losses	5,025	(75)	(28,092)
Non-Interest Income	54,139	7,453	5,049
Securities Gains	176	111	172
Non-Interest Expense	144,168	6,344	10,823
Income before Income Taxes	69,666	2,524	30,967
Income Taxes	9,887	(592)	6,385
Net Income	$ 59,779	$ 3,116	$ 24,582
Net income per share (diluted)	$ 0.35	$ 0.02	$ 0.15
ROA (1)	1.14%	0.03%	0.44%
ROE (2)	10.42%	0.27%	4.14%
ROE (tangible) (3)	13.60%	0.32%	5.37%
Efficiency ratio (3)	64.2%	0.3%	0.9%

➢ **Net Income of $59.8 million, 5.5% increase from 1Q19 and 69.8% increase from 2Q18. Increase from 2Q18 largely due to $36.8 million provision for credit loss that was recorded in 2Q18.**

Net Interest Income

- *From 1Q19*: slightly higher than 1Q19, as the positive impacts of interest-earning asset growth and one additional day of interest were partially offset by a 5 basis point decrease in the net interest margin.
- *From 2Q18*: 5.4% increase in net interest income, reflecting the impact of a 9 basis point increase in net interest margin and interest-earning asset growth.

Provision for Credit Losses

- *2Q18 included a $36.8 million credit loss related to a single commercial relationship.*

Non-Interest Income (see slide related to non-interest income for more details)

- *From 1Q19:* 16.0% increase in non-interest income
- *From 2Q18:* 6.2% increase in non-interest income

Non-Interest Expenses (see slide related to non-interest expense for more details)

- *From 1Q19:* 4.6% increase in non-interest expense
- *From 2Q18:* 4.4% increase in non-interest expense

Income Taxes

- *14.2% effective tax rate in 2Q19 compared to 15.6% in 1Q19 and 9.0% in 2Q18.*

(1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized
(2) ROE is return on average shareholders' equity determined by dividing net income for the period indicated by average shareholders' equity, annualized
(3) Non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation

20

FULTON FINANCIAL CORPORATION

Net Interest Income And Margin AVERAGE INTEREST-EARNING ASSETS & YIELDS ($ IN BILLIONS) NET INTEREST INCOME & NET INTEREST MARGIN $20.0 $16.0 $16.2 $16.3 5.00% ($ IN MILLIONS) $15.8 $15.9 4.75% $15.0 4.37% $180.0 4.00% 4.35% 4.50% 4.22% 4.13% $165.0 $10.0 4.04% 4.25% 3.75% $150.0 4.00% $5.0 ~ $730 $135.0 3.50% million 3.75% 3.49% $2.9 $3.1 $3.2 $3.1 $3.2 $120.0 3.44% 3.44% $- 3.50% 3.42% ~ $610 3.25% 3.39% 2Q18 3Q18 4Q18 1Q19million 2Q19 $105.0 Securities & Other Loans Earning Asset Yield (FTE) $90.0 3.00% $162.9 $163.3 $164.5 $156.1 $160.1 $75.0 ($ IN BILLIONS) 2.75% AVERAGE LIABILITIES & RATES $60.0 $20.0 1.40% $1.8 $45.0 2.50% $1.5 1.20% $2.0 $1.7 $2.0 $15.0 $30.0 1.29% 1.00% 1.10% 1.21% 2.25% 1.01% 0.80% $15.0 0.91% $10.0 0.60% $- 2.00% $16.4 2Q18 3Q18 4Q18 1Q19 2Q19 $15.5 $16.0 $16.3 $16.4 0.40% $5.0 Net Interest Income 0.20% Net Interest Margin (Fully-taxable equivalent basis, or FTE) $- 0.00% 2Q18 3Q18 4Q18 1Q19 2Q19 Deposits Borrowings Cost of Interest-bearing Liabilities (1) Using a 21% federal tax rate and statutory interest expense disallowances 21

Asset Quality PROVISION FOR CREDIT LOSSES NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS ($ IN MILLIONS) $160.0 $147.7 2.00% $40.0 $139.7 $138.7 $33.1 $123.7 $120.1 $120.0 1.50% $30.0 $80.0 1.00% $20.0 0.86% 0.85% 0.90% $40.0 0.78% 0.75% 0.50% $10.0 $8.2 $5.1 $5.0 $1.6 $0.0 0.00% $- 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18(1) 3Q18 4Q18 1Q19 2Q19 NPL NPLs/Loans NET CHARGE-OFFS (NCOS) AND NCOS TO AVERAGE LOANS ALLOWANCE FOR CREDIT LOSSES (ALLOWANCE) TO NPLS & LOANS 150.0% 2.00% $40.0 $39.9 1.01% 140% 1.00% 137% $30.0 1.05% 0.17% 0.50% 1.07% 1.05% 1.05% 1.08% $20.0 0.08% 0.10% -0.04% 125.0% 123% 1.00% 121% 120% 0.00% $10.0 $6.6 $4.1 $3.0 $(1.5) $- -0.50% 2Q18(2) 3Q18 4Q18 1Q19 2Q19 $(10.0) -1.00% 100.0% 0.00% 2Q18 3Q18 4Q18 1Q19 2Q19 Allowance/NPLs Allowance/Loans NCOs/(recoveries) NCOs/Average Loans (annualized) (1) Includes a $36.8 million provision for credit loss related to one commercial relationship recorded in 2Q18 22 (2) Includes a $33.9 million charge-off related to one commercial relationship incurred in 2Q18

Non-Interest Income ($ IN MILLIONS) MORTGAGE BANKING INCOME & SPREADS NON-INTEREST INCOME, EXCLUDING SECURITIES GAINS $7.0 $6.6 4.00% $6.0 3.50% $60.0 $5.2 $5.0 $4.9 $4.8 $4.8 3.00% 2.50% $54.1 $4.0 2.00% $51.0 $3.0 $49.1 $49.5 1.50% $50.0 $2.0 1.56% 1.48% $46.7 1.30% 1.38% 1.34% 1.00% $1.0 0.50% ~ $730 $- million 0.00% $40.0 2Q18 3Q18 4Q18 1Q19 2Q19 Gains on Sales Servicing Income~ $610 Spread on Sales (1) million $30.0 OTHER NON-INTEREST INCOME $50.0 $46.1 $47.5 $43.9 $44.7 $20.0 $41.9 $40.0 $30.0 $10.0 $20.0 $10.0 $- $- 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers 23

Non-Interest Expense ($ IN MILLIONS) SALARIES AND EMPLOYEE BENEFITS & STAFFING (1) NON-INTEREST EXPENSE & EFFICIENCY RATIO $90.0 3,700 $80.0 $74.9 $76.8 $75.7 $77.8 $79.0 3,600 $160.0 68.0% $70.0 3,580 3,500 $60.0 $144.2 3,500 $140.7 $50.0 3,400 $137.8 $140.0 $133.3 $135.4 67.0% $40.0 3,300 $30.0 3,200 $20.0 ~ $730 million 3,100 $120.0 66.0% $10.0 $- 3,000 ~ $610 2Q18 3Q18 4Q18 1Q19 2Q19 million $100.0 65.0% Employee Benefits Total Salaries Average Full-time Equivalent Employees $80.0 64.0% 64.2% 63.9% OTHER NON-INTEREST EXPENSES $70.0 $60.0 63.3% 63.0% $64.9 $65.2 $58.6 $60.0 $60.0 $58.4 $50.0 $40.0 62.0% 62.5% 62.2% $40.0 $30.0 $20.0 61.0% $20.0 $10.0 $- 60.0% 2Q18 3Q18 4Q18 1Q19 2Q19 $- 2Q18 3Q18 4Q18 1Q19 2Q19 Occp & Equip Data Processing & Software Outside Srvs Other 24 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

Profitability & Capital ROA(1) ROE AND ROE (TANGIBLE)(2) 1.40% 1.28% 16.00% 14.99% 1.12% 13.28% 13.60% 1.20% 1.11% 1.14% 13.17% 11.48% 1.00% 12.00% 10.10% 10.15% 10.42% 8.23% 0.80% 0.70% 8.00% 6.28% 0.60% 4.00% 0.40% 0.20% 0.00% 2Q18 3Q18 4Q18 1Q19 2Q19 0.00% 2Q18 3Q18 4Q18 1Q19 2Q19 ROE ROE (tangible) TANGIBLE COMMON EQUITY RATIO(2) NET INCOME PER DILUTED SHARE 12.0% $0.40 $0.37 $0.35 $0.35 $0.33 $0.33 8.7% 8.8% 8.5% 8.6% 8.5% $0.30 8.0% $0.25 $0.20 $0.20 4.0% $0.15 $0.10 $0.05 0.0% $- 2Q18 3Q18 4Q18 1Q19 2Q19 2Q18 3Q18 4Q18 1Q19 2Q19 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized 25 (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation

2019 Outlook • Changes from the outlook as of the end of the first quarter of 2019 have been underlined. • Loans & Deposits: Average annual loan and deposit growth rates in the low to mid single-digits • Net Interest Income: Mid single-digit growth rate • Net Interest Margin: An increase of 2 to 5 basis points over the full year 2019 vs. 2018 • Non-Interest Income: Mid single-digit growth rate • Non-Interest Expense: Excluding charter consolidation costs, low single-digit growth rate • Asset Quality: $3 million to $8 million provision for credit losses per quarter • Capital: Levels to remain consistent with December 31, 2018 • Effective Tax Rate: Anticipated to range between 14% and 16% 26

APPENDIX

Average Loan Portfolio And Yields Change in 2Q 2019 Balance From Yield From Balance Yield 1Q 2019 2Q 2018 1Q 2019 2Q 2018 (dollars in millions) Comm'l Mort $ 6,424 4.67% $ 46 $ 125 (0.02%) 0.33% Commercial 4,441 4.73% (22) 106 0.07% 0.46% Resid Mort 2,367 4.09% 90 341 0.03% 0.20% Home Equity 1,404 5.35% (30) (99) 0.02% 0.52% Construction 943 5.29% 13 (35) 0.46% 0.89% Consumer 446 4.38% 22 100 (0.11%) (0.05%) Leasing 280 4.45% 3 8 0.05% (0.14%) Other 11 - - 2 - % - % - Total Loans $ 16,316 4.69% $ 122 $ 548 0.04% 0.37% Note: Presented on an FTE basis, using a 21% federal tax rate and statutory interest expense disallowances 28 Average loan portfolio and yield are for the three months ended June 30, 2019, March 31, 2019 and June 30, 2018

Average Customer Funding And Rates Change In 2Q 2019 Balance From Rate From Balance Rate 1Q 2019 2Q 2018 1Q 2019 2Q 2018 (dollars in millions) Nonint DDA $ 4,201 - % $ (22) $ (81) - % - % Int DDA 4,186 0.78% 32 234 0.05% 0.28% Savings/MMDA 4,926 0.86% 13 388 0.04% 0.37% Brokered Deposits 246 2.58% 26 161 0.03% 0.71% Time deposits 2,816 1.74% 50 156 0.15% 0.48% Total Deposits 16,375 0.80% 99 858 0.06% 0.30% Cash Mgt 345 0.77% (24) (133) 0.05% 0.36% Total Customer Funding $ 16,720 0.80% $ 75 $ 725 0.06% 0.30% 29

Loan Distribution By State Comm'l Consumer Comm'l Mortgage Constr. Res. Mtg. & Other Total (in thousands) Pennsylvania $ 3,142,225 $ 3,354,562 $ 480,488 $ 832,262 1,312,054 $ 9,121,591 New Jersey 561,614 1,290,725 132,409 350,952 389,347 2,725,047 Maryland 372,608 837,974 114,435 492,586 267,496 2,085,099 Virginia 102,158 575,888 117,436 677,482 60,954 1,533,918 Delaware 186,643 438,824 77,779 98,684 100,873 902,803 $ 4,365,248 $ 6,497,973 $ 922,547 $ 2,451,966 $ 2,130,724 $ 16,368,458 30 Note: Data as of June 30, 2019

Non-performing Loans(1) Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State (dollars in thousands) Pennsylvania $ 29,479 $ 36,465 $ 2,849 $ 13,334 $ 19,096 $ 101,223 $ 11,846,638 0.85% Maryland 15,032 1,460 - 986 10,111 27,589 2,085,099 1.32% Virginia 1,920 902 1,783 6,705 522 11,832 1,533,918 0.77% Delaware 829 5,022 - 634 587 7,072 902,803 0.78% $ 47,260 $ 43,849 $ 4,632 $ 21,659 $ 30,316 $ 147,716 $ 16,368,458 0.90% Ending Loans, by type: $ 4,365,248 $ 6,497,973 $ 922,547 $ 2,451,966 $ 2,130,724 $ 16,368,458 Non-performing Loan % 1.08% 0.67% 0.50% 0.88% 1.42% 0.90% (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans 31 Note: Data as of June 30, 2019

Net Charge-offs (Recoveries) Annualized Net Charge-Offs Comm'l Consumer Average Loans (Receoveries) to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans (dollars in thousands) Pennsylvania $ (858) $ 106 $ (1,199) $ 3 $ 356 $ (1,592) $ 9,110,764 (0.07%) New Jersey - - - - - - 2,791,025 0.00% Maryland 125 (6) (43) 4 122 202 2,069,207 0.04% Virginia (3) - - (13) 8 (8) 1,480,470 (0.00%) Delaware (49) (39) - (71) 13 (146) 864,610 (0.07%) $ (785) $ 61 $ (1,242) $ (77) $ 499 $ (1,544) $ 16,316,076 (0.04%) Average Loans $ 4,440,860 $ 6,424,213 $ 943,080 $ 2,366,685 $ 2,141,238 $ 16,316,076 Annualized Net Charge-offs (Recoveries) to Average Loans (0.07%) 0.00% (0.53%) (0.01%) 0.09% (0.04%) 32 Note: Data for the three months ended June 30, 2019

Investment Portfolio Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Residential mortgage-backed securities 5.1 $ 332 $ (3) $ 329 Collateralized mortgage obligations 3.2 889 10 899 State and municipal securities 8.1 308 8 316 Commercial mortgage-backed securities 4.2 433 7 440 Auction rate securities 5.0 107 (4) 103 Corporate debt securities 7.9 195 2 197 Available for sale investments 5.7 $ 2,264 $ 20 $ 2,284 State and municipal securities 7.3 $ 156 $ 9 $ 165 Residential mortgage-backed securities 3.8 412 13 425 Held to maturity investments 4.8 $ 568 $ 22 $ 590 33 Note: Data as of June 30, 2019

Non-Interest Income(1) Change From 2Q 2019 1Q 2019 2Q 2018 1Q 2019 2Q 2018 (in thousands) Wealth management income $ 14,153 $ 13,239 $ 12,803 $ 914 $ 1,350 Commercial banking income: Merchant and card income 6,512 5,558 6,155 $ 954 $ 357 Cash management fees 4,638 4,361 4,452 277 186 Commercial loan interest rate swap fees 3,477 2,028 2,393 1,449 1,084 Other commercial banking income 3,815 2,816 3,431 999 384 Total commercial banking income 18,442 14,763 16,431 3,679 2,011 Consumer banking income: Card income 5,047 4,686 4,708 $ 361 $ 339 Overdraft fees 4,413 4,104 4,268 309 145 Other consumer banking income 2,907 2,587 2,955 320 (48) Total consumer banking income 12,367 11,377 11,931 990 436 Mortgage banking income: Gains on sales of mortgage loans 5,180 3,122 3,852 2,058 1,328 Mortgage servicing income 1,413 1,650 1,311 (237) 102 Total mortgage banking income 6,593 4,772 5,163 1,821 1,430 Other income 2,584 2,535 2,762 49 (178) Total Non-Interest Income(1) $ 54,139 $ 46,686 $ 49,090 $ 7,453 $ 5,049 34 (1) Excluding securities gains

Non-Interest Expense Change From 2Q 2019 1Q 2019 2Q 2018 1Q 2019 2Q 2018 (in thousands) Salaries and employee benefits $ 78,991 $ 77,757 $ 74,919 $ 1,234 $ 4,072 Net occupancy expense 14,469 12,909 12,760 1,560 1,709 Data processing and software 11,268 10,353 10,453 915 815 Other outside services 11,259 8,352 7,568 2,907 3,691 Equipment expense 3,299 3,342 3,000 (43) 299 Professional fees 2,970 3,960 2,372 (990) 598 Marketing expense 2,863 2,160 2,335 703 528 FDIC insurance expense 2,755 2,609 2,663 146 92 Amortization of tax credit investments 1,492 1,491 1,637 1 (145) Intangible amortization 107 107 - - 107 Other expenses 14,695 14,784 15,638 (89) (943) Total Non-Interest Expense $ 144,168 $ 137,824 $ 133,345 $ 6,344 $ 10,823 35

Non-GAAP Reconciliation

	Three Months Ended				
	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019
Efficiency ratio					
Non-interest expense	$ 133,345	$ 135,413	$ 140,685	$ 137,824	$ 144,168
Less: Intangible Amortization	-	-	-	(107)	(107)
Less: Amortization of tax credit investments	(1,637)	(1,637)	(6,538)	(1,491)	(1,49
Non-interest expense (numerator)	$ 131,708	$ 133,776	$ 134,147	$ 136,226	$ 142,569
Net interest income (fully taxable-equivalent)	$ 159,027	$ 163,194	$ 166,123	$ 166,564	$ 167,796
Plus: Total Non-interest income	49,094	51,033	49,523	46,751	54,315
Less: Investment securities gains	(4)	(14)	-	(65)	(176)
Net interest income (denominator)	$ 208,117	$ 214,213	$ 215,646	$ 213,250	$ 221,935
Efficiency ratio	63.3%	62.5%	62.2%	63.9%	64.2%

	Three Months Ended				
	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income	$ 35,197	$ 65,633	$ 58,083	$ 56,663	$ 59,779
Plus: Intangible amortization, net of tax	-	-	-	85	85
Net income (numerator)	$ 35,197	$ 65,633	$ 58,083	$ 56,748	$ 59,864
Average shareholders' equity	$ 2,246,904	$ 2,269,093	$ 2,281,669	$ 2,265,097	$ 2,301,258
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,767)	(535,301)
Average tangible shareholders' equity (denominator)	$ 1,715,348	$ 1,737,537	$ 1,750,113	$ 1,733,330	$ 1,765,957
Return on average shareholders' equity (tangible), annualized	8.23%	14.99%	13.17%	13.28%	13.60%

__Note__: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

36

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation

	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019
Tangible Common Equity to Tangible Assets (TCE Ratio)			*(dollars in thousands)*		
Shareholders' equity	$ 2,245,785	$ 2,283,014	$ 2,247,573	$ 2,301,019	$ 2,308,798
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(535,356)	(535,249)
Tangible shareholders' equity (numerator)	$ 1,714,229	$ 1,751,458	$ 1,716,017	$ 1,765,663	$ 1,773,549
Total assets	$ 20,172,539	$ 20,364,810	$ 20,682,152	$ 20,974,649	$ 21,308,670
Less: Intangible assets	(531,556)	(531,556)	(531,556)	(535,356)	(535,249)
Total tangible assets (denominator)	$ 19,640,983	$ 19,833,254	$ 20,150,596	$ 20,439,293	$ 20,773,421
Tangible Common Equity to Tangible Assets	**8.7%**	**8.8%**	**8.5%**	**8.6%**	**8.5%**

	Three Months Ended				
	Jun 30 2018	Sep 30 2018	Dec 31 2018	Mar 31 2019	Jun 30 2019
Pre-Provision Net Revenue			*(in thousands)*		
Net interest income	$ 156,067	$ 160,127	$ 162,944	$ 163,315	$ 164,544
Non-interest income	49,094	51,033	49,523	46,751	54,315
Less: Investment securities gains	(4)	(14)	-	(65)	(176)
Total Revenue	$ 205,157	$ 211,146	$ 212,467	$ 210,001	$ 218,683
Non-interest expense	$ 133,345	$ 135,413	$ 140,685	$ 137,824	$ 144,168
Less: Amortization of tax credit investments	(1,637)	(1,637)	(6,538)	(1,491)	(1,492)
Less: Intangible Amortization	-	-	-	(107)	(107)
Total Non-interest expense	$ 131,708	$ 133,776	$ 134,147	$ 136,226	$ 142,569
Pre-Provision Net Revenue	**$ 73,449**	**$ 77,370**	**$ 78,320**	**$ 73,775**	**$ 76,114**

37

FULTON FINANCIAL CORPORATION

Peer Group . BancorpSouth Bank . TCF Financial Corporation . Commerce Bancshares, Inc. . Trustmark Corporation . First Midwest Bancorp, Inc. . UMB Financial Corporation . F.N.B. Corporation . Umpqua Holdings Corporation . Hancock Whitney Corporation . Union Bankshares Corporation . IBERIABANK Corporation . United Bankshares, Inc. . Investors Bancorp, Inc. . United Community Banks, Inc. . Northwest Bancshares, Inc. . Valley National Bancorp . Old National Bancorp . Webster Financial Corporation . Prosperity Bancshares, Inc. . Wintrust Financial Corporation . Provident Financial Services, Inc. 38

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